                                HERITAGE INCOME TRUST
                                DIVERSIFIED PORTFOLIO

                          Supplement Dated November 29, 1995
                        to the Prospectus Dated April 3, 1995

              The Board of Trustees of Heritage Income Trust has approved a change in the investment objective of the Diversified Portfolio (the "Fund") from "high current income consistent with the preservation of capital" to "high current income." This change will not be implemented unless approved by a vote of Fund shareholders at a meeting currently scheduled to be held on January 24, 1996. Subject to that approval, the Trustees also approved (1) an amendment of the Fund's investment policies to permit up to 100% -- as opposed to the current 50% -- of the Fund's assets to be invested in lower-rated corporate fixed income securities, commonly referred to as "junk bonds" or high yield bonds and (2) a change in the Fund's name to Heritage Income Trust - High Yield Bond Fund.

              In addition, subject to shareholder approval, the Board approved Salomon Brothers Asset Management, Inc. ("Salomon") as a new subadviser to the Fund. Salomon is a wholly owned subsidiary of Salomon Inc. Salomon, together with its affiliates, provides a full range of fixed income and equity investment management services for individual and institutional clients throughout the world and serves as investment manager to various investment companies. As of October, 31, 1995, Salomon and its affiliates had approximately $13.1 billion of assets under management. If approved by shareholders, Salomon will make investment decisions on behalf of the Fund's assets. As compensation for providing this service, Salomon will receive an annual fee payable by Heritage Asset Management, Inc. -- and not the Fund -- of .30% of the Fund's average daily net assets up to and including $100 million and .25% of the Fund's average daily net assets in excess of $100 million.

              If  Salomon  is approved  as a  subadviser to  the Fund,  Peter J.
     Wilby, assisted by a team of other investment professionals, will serve as portfolio manager of the Fund. Mr. Wilby will be responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of the Trust's Board of Trustees. Mr. Wilby is a Director of and has been affiliated with Salomon in various capacities since 1990. Mr. Wilby is a Chartered Financial Analyst, a Certified Public Accountant, and a member of the New York Society of Securities Analysts.

                                   (HERITAGE LOGO)

                                Diversified Portfolio

              Heritage Income Trust is a mutual fund offering shares in separate investment portfolios. This Prospectus relates to the Diversified Portfolio (the "Portfolio"), which has the investment objective of high current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing at least 50% of its assets in securities issued by the U.S. Government, its agencies and instrumentalities and related repurchase agreements and forward commitments. The Portfolio may invest its remaining assets (up to 50%) in lower rated U.S. corporate fixed income securities, commonly referred to as "junk bonds." Investments in lower rated securities entail a high degree of risk and are predominantly speculative. Accordingly, these securities are designed for investors willing to assume additional risk in return for the potential for above-average income. See "Lower Rated Securities-Risk Factors." The Portfolio offers two classes of shares, Class A shares (sold subject to a front-end sales load) and Class C shares (sold subject to a contingent deferred sales load).

              This Prospectus contains information which should be read before investing in the Portfolio and should be kept for future reference. A Statement of Additional Information relating to the Portfolio, dated April 3, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information is available free of charge and shareholder inquiries can be made by writing to Heritage Asset Management, Inc. or by calling (800) 421-4184.

     PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
                 SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE
                  SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                     EXCHANGE COMMISSION OR ANY STATE SECURITIES
                       COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS. ANY
                           REPRESENTATION TO THE CONTRARY
                                IS A CRIMINAL OFFENSE.

                                   (HERITAGE LOGO)
                          Registered Investment Advisor--SEC

                                880 Carillon Parkway
                            St. Petersburg, Florida 33716
                                    (800) 421-4184
                            Prospectus Dated April 3, 1995

     Table of Contents
     _________________________________________________________________________
     _________________________________________________________________________

       GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . .     1
                 About the Trust and the Portfolio . . . . . . . . . . .     1
                 Total Portfolio Expenses  . . . . . . . . . . . . . . .     1
                 Financial Highlights  . . . . . . . . . . . . . . . . .     3
                 Investment Objective, Policies and Risk Factors . . . .     4
                 Investment Limitations  . . . . . . . . . . . . . . . .    11
                 Net Asset Value . . . . . . . . . . . . . . . . . . . .    12
                 Performance Information . . . . . . . . . . . . . . . .    12
       INVESTING IN THE PORTFOLIO  . . . . . . . . . . . . . . . . . . .    13
                 How to Buy Shares . . . . . . . . . . . . . . . . . . .    13
                 Minimum Investment Required/Accounts with Low Balances     14
                 Investment Programs . . . . . . . . . . . . . . . . . .    14
                 Alternative Purchase Plans  . . . . . . . . . . . . . .    15
                 What Class A Shares Will Cost . . . . . . . . . . . . .    16
                 What Class C Shares Will Cost . . . . . . . . . . . . .    18
                 How to Redeem Shares  . . . . . . . . . . . . . . . . .    19
                 Receiving Payment . . . . . . . . . . . . . . . . . . .    20
                 Exchange Privilege  . . . . . . . . . . . . . . . . . .    21
       MANAGEMENT OF THE PORTFOLIO . . . . . . . . . . . . . . . . . . .    22
       SHAREHOLDER AND ACCOUNT POLICIES  . . . . . . . . . . . . . . . .    23
                 Dividends and Other Distributions . . . . . . . . . . .    23
                 Distribution Plans  . . . . . . . . . . . . . . . . . .    24
                 Taxes . . . . . . . . . . . . . . . . . . . . . . . . .    24
                 Shareholder Information . . . . . . . . . . . . . . . .    25
       APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

                                 GENERAL INFORMATION

     About the Trust and the Portfolio
     __________________________________________________________________________
     __________________________________________________________________________

              Heritage Income Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. The Trust is an open-end diversified management investment company that currently offers shares in three separate investment portfolios, the Portfolio, the Limited Maturity Government Portfolio and the Institutional Government Portfolio, each of which is designed for individuals and fiduciaries whose investment objective is high current income consistent with the preservation of capital. The Portfolio offers two classes of shares, Class A shares and Class C shares. The Portfolio requires a minimum initial investment of $1,000, except for certain retirement accounts and investment plans for which lower limits may apply. See "Investing in the Portfolio." This Prospectus relates exclusively to the Portfolio. To obtain a Prospectus for the Limited Maturity Government or Institutional Government Portfolios, call (800) 421-4184.

     Total Portfolio Expenses
     __________________________________________________________________________
     __________________________________________________________________________

              All outstanding Portfolio shares as of April 1, 1995 were designated as Class A shares. Shown below are all Class A expenses incurred by the Portfolio during its 1994 fiscal year. Class A annual operating expenses are shown as an annualized percentage of fiscal 1994 average daily net assets. Because Class C shares were not offered for sale in 1994, Class C annual operating expenses are based on estimated expenses. Shareholder transaction expenses for both classes are expressed as a percentage of maximum public offering price, cost per transaction or as otherwise noted.

                                              Class A  Class C
                                              -------  -------
      Shareholder Transaction Expenses
      Sales load "charge" on purchases  . .     3.75%     None
      Contingent deferred sales load  (as a      None    1.00%  (declining   to
      percentage   of   original   purchase                     0%  after   the
      price  or   redemption  proceeds,  as                     first year)
      applicable) . . . . . . . . . . . . .

      Wire redemption fee . . . . . . . . .     $5.00    $5.00
      Annual Portfolio Operating Expenses
      Management Fee (after fee waiver) . .     0.43%    0.43%
      12b-1 Distribution Fee  . . . . . . .     0.35%    0.80%
      Other Expenses  . . . . . . . . . . .     0.47%    0.47%
                                                -----    -----

      Total  Portfolio  Operating  Expenses
      (after fee waiver)  . . . . . . . . .     1.25%    1.70%
                                                =====    =====

              The Portfolio's manager, Heritage Asset Management, Inc. (the "Manager"), will voluntarily waive its fees and, if necessary, reimburse the Portfolio to the extent that Class A annual operating expenses exceed 1.25% and to the extent that Class C annual operating expenses exceed 1.70% of the average daily net assets attributable to that class for this fiscal year. Absent fee waivers, the management fee for each class would have been 0.60%, and total Portfolio operating expenses would have been 1.42% for Class A shares and 1.87% for Class C shares. To the extent that the Manager waives or reimburses its fees with respect to one class, it will do so with respect to the other class on a proportionate basis. Due to the imposition of Rule 12b-1 Distribution fees, it is possible that long-term shareholders of the Portfolio may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

              The impact of Portfolio operating expenses on earnings is illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and a redemption at the end of each period shown.

                                        1 Year    3 Years   5 Years   10 Years
                                        ------    -------   -------   --------

       Total   Class    A   Operating
       Expenses  . . . . . . . . . .       $50        $76      $104       $183

       Total   Class    C   Operating
       Expenses  . . . . . . . . . .       $27        $52       $90       $198


              The impact of Portfolio expenses on earnings is illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and no redemption at the end of each period shown.

                                      1 Year    3 Years    5 Years   10 Years
                                      ------    -------    -------   --------

       Total  Class   A  Operating
       Expenses  . . . . . . . . .       $50        $76       $104       $183

       Total  Class  C   Operating
       Expenses  . . . . . . . . .       $17        $52        $90       $198


              This is an illustration only and should not be considered a representation of future expenses. Actual expenses and performance may be greater or less than that shown above. The purpose of the above table is to assist investors in understanding the various costs and expenses that will be borne directly or indirectly by shareholders. For a further discussion of these costs and expenses, see "Management of the Portfolio" and "Distribution Plans."

     Financial Highlights
     __________________________________________________________________________
     __________________________________________________________________________

              The following table shows important financial information for a Class A share of the Portfolio outstanding for the periods indicated, including net investment income, net realized and unrealized gain on investments, and certain other information. It has been derived from financial statements that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is included in the Statement of Additional Information ("SAI"), which may be obtained by calling the Portfolio at the telephone number on the front page of this Prospectus. Financial highlights are not presented for Class C shares because no shares of that class were outstanding for the periods indicated.

                                                                                             Class A
                                                                                             -------
                                                                                For the Years Ended September 30,
                                                                                ---------------------------------

                                                                         1994        1993       1992        1991     1990*
                                                                         ----        ----       ----        ----     -----

       Net asset value, beginning of the period  . . . . . . . . .     $10.65      $10.82     $10.29       $9.29        $9.60
                                                                       ------      ------     ------       -----        -----

       Income from Investment Operations:

         Net investment income(a)  . . . . . . . . . . . . . . . .       0.69        0.81       0.83        0.87         0.43

         Net realized and unrealized gain (loss) on investments  .     (0.84)        0.07       0.59        1.00       (0.34)
                                                                       ------       -----      -----       -----       ------

         Total from Investment Operations  . . . . . . . . . . . .     (0.15)        0.88       1.42        1.87         0.09
                                                                       ------       -----      -----       -----         ----

       Less Distributions:

         Dividends from net investment income  . . . . . . . . . .     (0.71)      (0.83)     (0.85)      (0.87)       (0.36)

         Distributions from net realized gains . . . . . . . . . .     (0.07)      (0.22)     (0.04)          --       (0.04)




                                                                     A-5






         Distributions in excess of net realized gains . . . . . .     (0.07)          --         --          --           --
                                                                       ------       -----      -----       -----        -----

         Total Distributions . . . . . . . . . . . . . . . . . . .     (0.85)      (1.05)     (0.89)      (0.87)       (0.40)
                                                                       ------      ------     ------      ------       ------

       Net asset value, end of the period  . . . . . . . . . . . .      $9.65      $10.65     $10.82      $10.29        $9.29
                                                                       ======      ======     ======      ======       ======

       Total Return (%)(d) . . . . . . . . . . . . . . . . . . . .     (1.59)        8.57      14.35       21.19     0.91 (c)

       Ratios (%)/Supplemental Data:

         Operating expenses, net, to average daily net assets(a) .       1.25        1.19       0.96        1.31     1.35 (b)

         Net investment income to average daily net assets . . . .       6.76        7.57       8.11        9.10     8.97 (b)

         Portfolio turnover rate . . . . . . . . . . . . . . . . .     135.05      150.36      70.73      118.83    38.76 (b)

         Net assets, end of the period (millions)  . . . . . . . .        $36         $42        $32         $15          $10

     __________

     * For the period March 1, 1990 (commencement of operations) to September 30, 1990.
     (a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.02, $.02, $.05, $.07 and $.08 per share, respectively. The operating expense ratios including such items would be 1.42%, 1.43%, 1.60%, 2.17% and 3.0% (annualized), respectively.
     (b)      Annualized.
     (c)      Not annualized.
     (d)      Does not reflect the imposition of a sales load.


     Investment Objective, Policies and Risk Factors
     __________________________________________________________________________
     __________________________________________________________________________

              The investment objective of the Portfolio is high current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by varying its allocation of investments between U.S. Government securities and certain lower rated securities, while at all times investing at least 50% of its assets in U.S. Government securities. As discussed in greater detail below, the Portfolio also will utilize certain investment techniques in attempting to preserve capital. Portfolio shares will fluctuate in value as a result of value changes in Portfolio investments. There can be no assurance that the Portfolio's investment objective will be achieved.

              In seeking its objective the Portfolio will invest at least 50% of its assets in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and repurchase agreements and when-issued and forward commitment securities involving such debt obligations (the "Government Sector"). Its remaining assets may be invested in lower rated U.S. corporate fixed income securities, commonly referred to as "junk bonds," including debt securities such as zero coupon and pay-in-kind securities, convertible securities and preferred stocks (the "High Yield Sector"). Eagle Asset Management, Inc. (the "Subadviser") seeks to minimize the risk of investing in junk bonds through its careful analysis of the credit status of these issuers. At the time of purchase, these securities must be rated at least Caa by Moody's Investors Service, Inc. ("Moody's") or CCC by Standard & Poor's Ratings Group ("S&P") or, if unrated, deemed by the Subadviser to be of comparable quality. However, the Portfolio will not necessarily invest in higher yielding securities if the Subadviser believes that the difference in yield is not sufficient to justify the higher risk. The Portfolio may also invest in inverse floaters relating to U.S. Government securities (including mortgage-backed securities of private issuers), engage in securities lending activities, invest in money market instruments to maintain sufficient liquidity, seek to hedge against interest rate changes by a variety of strategies involving the use of options, futures contracts and options on futures contracts as described below, and invest up to 10% of its net assets in illiquid securities. For a further discussion of these techniques, see the SAI.

              The Manager believes that allocating the Portfolio's investments between U.S. Government securities and investments in the High Yield Sector may enable the Portfolio to reduce its volatility. The markets for U.S. Government securities and junk bonds tend to behave independently and at times move in opposite directions. For example, inflationary concerns resulting from increased economic activity often cause U.S. Government securities to decline in value. Lower rated U.S. corporate fixed income securities, however, often increase in value during such periods due to improvement in the credit quality of corporate issuers. The reverse has generally been true during periods of economic decline. Because financial markets exhibit such a lack of correlation, a pooling of investments between these markets may produce greater preservation of capital over the long term than would result from investing exclusively in only one market.

              The Manager will determine the amount of assets to be allocated to each of the market sectors in which the Portfolio will invest based on its assessment of the maximum level of current income that can be achieved from a portfolio which is invested in both sectors without incurring undue risks to principal value. This determination will be based on an evaluation of the relative risks and opportunities of each market sector given current and historical market data for each sector, as well as on an assessment of economic and market conditions. The Manager will continuously review this allocation of assets and make such adjustments as it deems appropriate.

              The following is a discussion of the types of investments in which the Portfolio may invest including the risks of investing in these securities. For more detailed information about each of these investments, see the SAI.

              Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

              Debt Obligations. The market value of the debt securities held by the Portfolio will be affected by changes in interest rates. There is normally an inverse relationship between the market value of such securities and actual changes in interest rates; i.e., a decline in interest rates generally produces an increase in market value, while an increase in rates generally produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from lower rated securities.

              Futures and Options The Portfolio may engage in transactions in options and futures contracts in an effort to adjust the risk/return characteristics of its investment portfolio. The Portfolio may purchase put and call options written by others and write put and call options on debt securities and indices of debt securities. If the Manager or the Subadviser, as the case may be, anticipates that interest rates will rise, the Portfolio also may sell a debt futures contract or a call option thereon or purchase a put option on a futures contract as a hedge against a decrease in the value of the Portfolio's securities. If the Manager or the Subadviser, as the case may be, anticipates that interest rates will decline, the Portfolio may purchase a debt futures contract or a call option thereon or sell a put option on such a futures contract to protect against an increase in the price of securities the Portfolio intends to purchase.

              To the extent that the Portfolio enters into futures contracts and options on futures contracts other than for bona fide hedging purposes

     (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. The Portfolio may hedge up to 100% of its net assets by such transactions. The Portfolio will not purchase any option, if immediately thereafter, the aggregate cost of all outstanding options (including options on futures described above) purchased by the Portfolio would exceed 5% of the value of its total assets. The Portfolio may write covered call options and secured put options on up to 15% of its total assets.

              Risks of Futures and Options. The Portfolio might not use any of the strategies described above, and there can be no assurance that any strategy used will succeed. If the Manager or the Subadviser incorrectly forecast interest rates in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. Investments in futures and options involve certain risks that are different in some respects from investment risks associated with investment in securities. The principal risks associated with the use of futures and options are (1) imperfect correlation in the price movements of securities underlying the options and futures and the price movements of the portfolio securities subject to the hedge; (2) possible lack of a liquid market for closing out futures or options positions; (3) the need for additional portfolio management skills and techniques; (4) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Portfolio to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Portfolio to close out or liquidate a hedged position. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the security underlying the hedging instrument may not be the same security that is being hedged. The Subadviser will attempt to create a closely correlated hedge, but hedging activities may not be completely successful in eliminating market fluctuation. The ordinary spreads between prices in the futures markets, due to the nature of the futures market, are subject to distortion. Due to the possibility of distortion, a correct forecast of interest rate trends by the Subadviser may still not result in a successful transaction. The Subadviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place.

              Inverse Floaters. The Portfolio may invest in U.S. Government securities, including mortgage-backed securities, on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. These derivative securities are commonly known as inverse floaters. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters include components of securities on which interest is paid in two separate parts -
     - an auction component, which pays interest at a rate that is set periodically through an auction process or other method, and a residual component, the interest on which varies inversely with that on a similar security or the value of an index. The residual component may be established by multiplying the rate of interest paid on such security or the applicable index by a factor (a "multiplier feature") or by adding or subtracting the factor to or from such interest rate or index. The secondary market for inverse floaters may be limited. The market value of inverse floaters is often significantly more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

              Lower Rated Securities -Risk Factors. Lower rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should carefully consider their ability to assume the risks associated with lower rated securities before investing in the Portfolio.

              Effect of Interest Rate and Economic Changes. The lower rating of certain high yielding corporate income securities in the High Yield Sector reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security may also affect the value of these investments. However, allocating investments in the High Yield Sector among securities of different issuers should reduce the risks of owning any such securities separately.

              The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals, or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Portfolio may incur additional expenses to seek recovery. Furthermore, the market value of zero coupon and pay-in-kind securities is more greatly affected by interest rate changes and is more volatile than that of similar securities that pay interest periodically in cash. Accrued discount and "interest" on zero coupon and pay-in-kind securities are reported as income by the Portfolio even though no cash is actually received by the Portfolio until the securities' maturity or payment date.

              Frequently, the higher yields  of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Portfolio, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings. Proposed new laws may impact the market for high yielding fixed income securities.

              Securities Ratings. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Subadviser considers security ratings when making investment decisions for the High Yield Sector, it primarily relies upon its own investment analysis. This analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Because of the greater number of investment considerations involved in investing in lower rated securities, the achievement of the Portfolio's objective depends more on the Subadviser's analytical abilities than would be the case if it were investing only in securities in the higher rating categories. The Portfolio, at the discretion of the Manager, may retain a security that has been downgraded below the initial investment criteria. The descriptions of S&P and Moody's corporate bond rating categories are included in the Appendix.

              Liquidity and Valuation. High yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security. To the extent that there is no established retail secondary market, there may be thin trading of high yielding securities. This may lessen the Portfolio's ability to accurately value these securities and its ability to dispose of these securities. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yielding securities, especially in a thinly traded market. Certain high yielding securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties; thus, the responsibilities of the board of trustees to value high yield securities in the Portfolio becomes more difficult with judgment playing a greater role.

              The table below shows the percentages of the Portfolio's assets invested during fiscal 1994 in securities assigned to the various rating categories by Moody's and S&P and in unrated securities determined by the Subadviser to be of comparable quality. These figures are dollar-weighted averages of month-end portfolio holdings for the fiscal year ended September 30, 1994, presented as a percentage of total net assets. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which will vary.

                                                                                                        Comparable Quality of

                                                                       Rated securities                  unrated securities

                                                                    as a percentage of the             as a percentage of the

       S&P/Moody's Ratings                                            Portfolio's assets                 Portfolio's assets
       -------------------                                            ------------------                 ------------------

       U.S. Government Securities  . . . . . . . . . . . . . . .                     52.54%                      --

       Repurchase Agreements involving

         U.S. Government Securities  . . . . . . . . . . . . . .                       2.50                      --

       "BB"/"Ba" . . . . . . . . . . . . . . . . . . . . . . . .                      10.11                      --

       "B"/"B" . . . . . . . . . . . . . . . . . . . . . . . . .                      28.98                      --

       "CCC"/"Caa" . . . . . . . . . . . . . . . . . . . . . . .                       2.82                     3.04

       Cash/Cash equivalents . . . . . . . . . . . . . . . . . .                        .01                      --
                                                                                      -----                     -----

                                                                                     96.96%                     3.04
                                                                                     ======                    ======

              Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. These securities generally provide monthly interest and, in most cases, principal payments which are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Mortgage-backed securities may be issued by the U.S. Government or U.S. Government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably their effective maturities. This contrasts with U.S. Treasury securities for instance, which generally pay all principal at maturity and typically have an effective maturity equal to the final stated maturity. Thus, for purposes of calculating the Portfolio's weighted average maturity, the Portfolio will apply the standard market consensus with respect to the effective maturity of mortgage-backed securities rather than their stated final maturities.

              U.S. Government and U.S. Government-Related Mortgage-Backed Securities. The Government National Mortgage Association ("GNMA") is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development, and is a primary issuer of U.S. Government-related mortgagebacked securities. GNMA pass-through securities are considered to be riskless with respect to default because the underlying mortgage loan portfolio is comprised entirely of U.S. Government-backed loans and timely principal and interest payments are guaranteed by the full faith and credit of the U.S. Government. Residential mortgage loans also are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government and the Federal National Mortgage Association ("FNMA"), a U.S. Government-sponsored corporation owned entirely by private stockholders which guarantee the timely payment of interest and the ultimate collection of principal on their respective securities.

              Private Issuer Mortgage-Backed Securities. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by FHLMC, FNMA, GNMA or by pools of conventional mortgages. These securities generally offer a higher interest rate than securities with direct or indirect U.S. Government guarantees of payments. However, many issuers or servicers of these securities guarantee timely payment of interest and principal, which may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantee or insurance policies. Mortgage-backed securities of private issuers, including CMOs, have also achieved broad market acceptance, and consequently an active secondary market has emerged. However, the market for these securities is smaller and less liquid than the market for U.S. Government and U.S. Government-related mortgage pools. The maximum permitted investment in mortgage-backed securities of private issuers is 50% of the assets of the Portfolio.

              REMICs. The Portfolio may invest in U.S. Government and privately issued real estate mortgage investment conduits ("REMICS"), a common form of CMO. REMICs are entities that issue multiple-class real estate mortgage-backed securities which qualify and elect treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to Federal income taxation. Instead, income is passed through the entity and is taxed to the persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests" and "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured principally by real property. The risks inherent in investing in REMICs are similar to those of CMOs in general, as well as those of other mortgage-backed securities as described below.

              Risks of Mortgage-Backed Securities. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates declined, the prepayment may only be invested by the Portfolio at the then prevailing lower rate.

              Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility of the market value of certain mortgage-backed securities. The Manager will attempt to manage the Portfolio so that this volatility, together with the volatility of other investments in the Portfolio, is consistent with its investment objective.

              Portfolio Turnover. The Portfolio may purchase and sell securities without regard to the length of time the securities have been held. A high rate of portfolio turnover generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Portfolio's portfolio turnover rate for the fiscal year ended September 30, 1994 was 135%. See "Portfolio Transactions" in the SAI.

              Repurchase   Agreements   and  Securities   Loans.      Repurchase
     agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell the securities to the original seller (a member bank of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt, the Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Subadviser to present minimal credit risks in accordance with guidelines established by the Board of Trustees. The Portfolio may invest up to 25% of its total assets in repurchase agreements. The Portfolio also may lend portfolio securities (not exceeding 25% of the its total assets) to broker-dealers. Securities loans will be fully collateralized at all times, but involve some risk to the Portfolio. If the other party to the securities loan defaults or becomes involved in bankruptcy proceedings, the Portfolio may incur delays and costs in selling or recovering the underlying security or may suffer a loss of principal and interest.

              Stripped Securities. The Portfolio may invest in separately traded interest and principal components of securities ("Stripped Securities"), including U.S. Government securities, as discussed below. Stripped Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of Stripped Securities tend to be more volatile in response to changes in interest rates than are conventional debt securities.

              The Portfolio also may invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. Stripped mortgage-backed securities in which it may invest will be issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of assets represented by mortgages ("Mortgage Assets"). A common type of stripped mortgage-backed security will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. The yields to maturity on these stripped, mortgage-backed securities, IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and principal payments may have a material effect on yield to maturity. In addition, the market value of stripped mortgage-backed securities is subject to greater risk of fluctuation in response to changes in market interest rates than other mortgage-backed securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, there is a greater possibility that the Portfolio may not fully recoup its initial investment. Conversely, if the underlying assets experience slower than anticipated principal payments, the yield on the PO class will be affected more severely than would be the case with traditional mortgage-backed securities.

              The Securities and Exchange Commission ("SEC") staff takes the position that IOs and POs generally are illiquid securities. The staff also takes the position, however, that the Board of Trustees (or the Manager or Subadviser pursuant to delegation by the Board) may determine that U.S. Government-issued IOs or POs backed by fixed-rate mortgages are liquid, where the Board determines that such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Accordingly, certain of the IO and PO securities in which the Portfolio invests may be deemed illiquid and investment in these illiquid IOs and POs will be limited by the Portfolio's restriction regarding illiquid securities.

              U.S. Government Securities. U.S. Government securities in which the Portfolio may invest include (1) direct U. S. Treasury obligations,
     (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government or the right of the issuer to borrow specified amounts from the U.S. Government, and (3) obligations of U.S. Government agencies and instrumentalities that are not backed by the full faith and credit of the United States.

              When-Issued and Forward Commitment Securities. The Portfolio may purchase U.S. Government securities that are permissible investments of the Portfolio on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. At the time the Portfolio makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. In addition, a segregated account consisting of cash or liquid securities such as U.S. Government securities or other appropriate high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the Portfolio's custodian and will be marked to market daily. On the delivery date, the Portfolio will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. The Portfolio will engage in when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the Portfolio may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account. No when-issued or forward commitment transactions will be entered into by the Portfolio if, as a result, more than 20% of the Portfolio's total assets would be committed to such transactions.

     Investment Limitations
     __________________________________________________________________________
     __________________________________________________________________________

              The Portfolio will not:

     . Invest more than 5% of its total assets in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities or buy more than 10% of the voting securities or any other class of securities of any issuer.

     . Purchase securities if, as a result, more than 25% of its total assets would be invested in any one industry with the exception of U.S. Government securities.

     . Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes including the meeting of redemption requests which might require the untimely disposition of securities. The payment of interest on such borrowings will reduce the Portfolio's net investment income during the period of such borrowing. Borrowing in the aggregate may not exceed 15% and borrowing for purposes other than meeting redemptions may not exceed 5% of the Portfolio's total assets at the time the borrowing is made. The Portfolio will not make additional investments when borrowings exceed 5% of its total assets.

              The Portfolio's investment objective and these investment limitations are fundamental policies and may not be changed without the vote of a majority of outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). See "Investment Information -- Investment Limitations" in the SAI for a listing of other investment limitations, some of which are fundamental.

     Net Asset Value
     __________________________________________________________________________
     __________________________________________________________________________

              The  net  asset  values of  Class  A and  Class  C  shares of  the
     Portfolio will be determined daily, Monday through Friday (excluding New York Stock Exchange ("Exchange") holidays), as of the close of regular trading on the Exchange - generally 4:00 p.m. New York City time - by dividing the value of the total assets of the Portfolio less liabilities, by the number of shares outstanding. The Portfolio values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a readily available market quote, or if the Manager or Subadviser have reason to question the validity of market quotations they receive, securities are valued using such methods as the Board of Trustees believes would reflect fair value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. The per share net asset value of Class A and Class C shares may differ as a result of the different daily expense accruals applicable to each class. For more information on the calculation of net asset value, see "Net Asset Value" in the SAI.

     Performance Information
     __________________________________________________________________________
     __________________________________________________________________________

              From time to time the Portfolio may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for Class A and Class C shares in accordance with the methods described below. Because Class C shares bear the expense of a higher distribution fee attributable to the deferred sales charge alternative, the performance of Class C shares likely will be lower than that of Class A shares.

              The Portfolio may include the total return of its Class A and Class C shares in advertisements or other written material. When the Portfolio advertises its total return with respect to Class A and Class C shares, it will be calculated for the one-, five- and ten-year periods or, if such periods have not elapsed, the period since the establishment of that class. Total return is measured by comparing the value of an investment in the class at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales load of 3.75%) to the redemption value of the investment in the class at the end of the period (assuming reinvestment of any dividends or capital gains distribution at net asset value and, in the case of Class C shares, giving effect to the deduction of any contingent deferred sales load ("CDSL") which would be payable). The Portfolio also may advertise total return in the same manner, but without annualizing the performance and/or taking into account the front-end sales load or CDSL.

              The Portfolio may also from time to time advertise the yield of Class A and Class C shares and compare these yields to those of other mutual funds with similar investment objectives. The yield of the Portfolio will be computed by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yield for a class may not equal the dividend income actually paid to shareholders or the net investment income per share reported in the Portfolio's financial statements. For more information on Portfolio performance, see "Performance Information" in the SAI.

                             INVESTING IN THE PORTFOLIO

     How to Buy Shares
     __________________________________________________________________________
     __________________________________________________________________________

              Shares  of  the Portfolio  are  continuously  offered  through the
     Portfolio's principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), and through other participating dealers or banks that have dealer agreements with the Distributor. The distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the Securities Act of 1933, as amended.

              Shares of the Portfolio may be purchased through a registered representative of the Distributor, a participating dealer or a participating bank ("Representative") by placing an order for Portfolio shares with your Representative, completing and signing the Account Application found in this Prospectus, and mailing it, along with your payment, within five business days. After May 31, 1995, payments will be required within three business days.

              The Portfolio offers and sells two classes of shares, Class A and Class C shares. Class A shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales load imposed at the time of purchase. Class C shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. A CDSL of 1% is imposed on Class C shares if you redeem those shares within one year of purchase. When you place an order for Portfolio shares, you must specify which class of shares you wish to purchase. See "Alternative Purchase Plans."

              All purchase orders received by the Distributor prior to the close of regular trading on the Exchange - generally 4:00 p.m., Eastern time - will be executed at that day's offering price. Purchase orders received by your Representative prior to the close of regular trading on the Exchange and transmitted to the Distributor before 5:00 p.m. Eastern time on that day also will receive that day's offering price. Otherwise, all purchase orders accepted after the offering price is determined will be executed at the offering price determined as of the close of regular trading on the Exchange on the next trading day. See "What Class A Shares Will Cost" and "What Class C Shares Will Cost."

              You also may purchase shares of the Portfolio directly by completing and signing the Account Application found in this Prospectus, and mailing it, along with your payment, to Heritage Income Trust, c/o Shareholder Services, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

              Shares may be purchased with Federal Funds (a commercial bank's deposit with the Federal Reserve Bank that can be transferred to another member bank on the same day) sent by Federal Reserve or bank wire to:

                               State Street Bank and Trust Company
                               Boston, Massachusetts
                               ABA #011-000-028
                               Account #3196-769-8

              Wire instructions  should include (1) the  name of the  Portfolio,
     (2) the class of shares to be purchased, (3) the investor's account number assigned by the Portfolio, and (4) the investor's name.

              To open a new account with Federal Funds or by wire, you must contact the Manager or your Representative to obtain a Heritage Mutual Fund account number. Commercial banks may elect to charge a fee for wiring funds to the Custodian. For more information on "How to Buy Shares," see "Investing in the Fund" in the SAI.

     Minimum Investment Required/Accounts With Low Balances
     __________________________________________________________________________
     __________________________________________________________________________

              Except as provided under "Investment Programs", the minimum initial investment in the Portfolio is $1,000, and a minimum account balance of $500 must be maintained. These minimum requirements may be waived at the discretion of the Manager. In addition, initial investments in Individual Retirement Accounts ("IRAs") may be reduced or waived under certain circumstances. Contact the Manager or your Representative for further information.

              Due to the high cost of maintaining accounts with low balances, it is currently the Portfolio's policy to redeem Portfolio shares in any account if the account balance falls below the required minimum value of
     $500, except for retirement accounts. The shareholder will be given 30 days' notice to bring the account balance to the minimum required or the Portfolio may redeem shares in the account and pay the proceeds to the shareholder. The Portfolio does not apply this minimum account balance requirement to accounts that fall below this minimum due to market fluctuation.

     Investment Programs
     __________________________________________________________________________
     __________________________________________________________________________

              A variety of automated investment options are available for the purchase of Portfolio shares. These plans provide for automatic monthly investments of $50 or more through various methods described below. You may change the amount to be automatically invested or may discontinue this service at any time without penalty. If you discontinue this service before reaching the required account minimum, the account must be brought up to the minimum in order to remain open. Shareholders desiring this service should complete the appropriate application available from the Manager. You will receive a periodic confirmation of all activity for your account.

     Automatic Investment Options:

     1. Bank Draft Investing -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into the Portfolio. The draft is returned by your bank the same way a canceled check is returned.

     2. Payroll Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Portfolio. This will generate a purchase transaction each time you are paid by your employer. The employer will report to you the amount sent from each paycheck.

     3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of the Portfolio. The U.S. Government or agency will report to you all payments made.

     4. Automatic Exchange -- If you own shares in another Heritage open end Mutual Fund advised by the Manager ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Portfolio. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

     Retirement Plans:

              Shares of the Portfolio may be purchased as an investment for Heritage IRA plans. In addition, shares may be purchased as an investment for self-directed IRAs, defined contribution plans, Simplified Employee Pension Plans ("SEPs") and other qualified retirement plan accounts.

              Heritage IRA. Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish a Heritage IRA. An individual may make limited contributions to a Heritage IRA through the purchase of shares of the Portfolio and/or other Heritage Mutual Funds. The Code limits the deductibility of IRA contributions to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $2,250, if such contributions also are made for a nonworking spouse and a joint return is filed). A Heritage IRA may also be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact the Manager.

              Portfolio shares may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

              Other Retirement Plans. Multiple participant payroll deduction retirement plans also may purchase Class A shares of any Heritage Mutual Fund at a reduced sales load on a monthly basis during the 13-month period following such a plan's initial purchase. The sales load applicable to an initial purchase of Class A shares of the Portfolio will be that normally applicable under the schedule of sales loads set forth in this Prospectus to an investment 13 times larger than such initial purchase. The sales load applicable to each succeeding monthly purchase of Class A shares will be that normally applicable, under such schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period, and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales loads previously paid during such period will not be retroactively adjusted on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase Class C shares at any time.

     Alternative Purchase Plans
     __________________________________________________________________________
     __________________________________________________________________________

              The alternative purchase plans offered by the Portfolio enable you to choose the class of shares that you believe will be most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated length of your intended investment in the Portfolio, the accumulated continuing distribution and service fees plus the CDSL on Class C shares would exceed the initial sales load plus accumulated service fees on Class A shares purchased at the same time. Another factor to consider is whether the potentially higher yield of Class A shares due to lower ongoing charges will offset the initial sales load paid on such shares. Representatives may receive different compensation for sales of Class A shares than sales of Class C shares.

              If you purchase sufficient shares to qualify for a reduced sales load, you may prefer to purchase Class A shares because similar reductions are not available on the Class C shares. For example, if you intend to invest more than $1,000,000 in shares of the Portfolio, you should purchase Class A shares. Moreover, all Class A shares are subject to a lower 12b-1 fee and, accordingly, are expected to pay correspondingly higher dividends on a per share basis. If your purchase will not qualify for a reduced sales load, you may still wish to purchase Class A shares if you expect to hold your shares for an extended period of time because, depending on the number of years you hold the investment, the continuing distribution and service fees on Class C shares would eventually exceed the initial sales load plus the continuing servicing fee on Class A shares during the life of your investment. However, because initial sales loads are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially.

              You might determine that it would be more advantageous to purchase Class C shares in order to have all of your purchase payment invested initially. However, your investment would remain subject to continuing distribution and service fees and, for a one year period, be subject to a CDSL. For example, based on current fees and expenses for the Portfolio and the maximum Class A sales load, you would have to hold Class A shares approximately seven years before the accumulated distribution and service fees on the Class C shares would exceed the initial sales load plus the accumulated service fees on the Class A shares.

     What Class A Shares Will Cost
     __________________________________________________________________________
     __________________________________________________________________________

              Class A shares of the Portfolio are sold at their next determined net asset value plus a sales load as described below.

                                                           Sales Load as a Percentage of
                                                           -----------------------------
                                                                                    Net Amount                  Dealer Concession
                                                                                     Invested                  as a Percentage of
      Amount of Purchase                           Offering Price                (Net Asset Value)              Offering Price(1)
      ------------------                           --------------                -----------------              -----------------

      Less than $25,000                                3.75%                           3.90%                          3.25%
      $25,000 to $49,999                               3.25%                           3.36%                          2.75%
      $50,000 to $99,999                               2.75%                           2.83%                          2.25%
      $100,000 to $249,999                             2.25%                           2.30%                          1.75%
      $250,000 to $499,999                             1.50%                           1.52%                          1.00%

      $500,000 to $999,999                             0.75%                           0.76%                          0.25%
      $1,000,000 and over(2)                           0.00%                           0.00%                          0.00%

     (1) During certain periods, the Distributor may pay 100% of the sales load to participating dealers. Otherwise, it will pay the Dealer Concession shown above.

     (2)      The Manager  may pay  up to  0.50% of  the purchase amount  to the
              Distributor for purchases exceeding $1,000,000. The Manager reserves the right to reclaim this payment subject to certain holding period requirements.

              Class A shares of the Portfolio may be sold at net asset value without any sales load to the Manager and Subadviser; current and retired officers and Trustees of the Trust; directors, officers, and full-time employees of the Manager, Subadviser of any Heritage Fund, Distributor, and their affiliates; registered representatives of broker-dealers that are parties to dealer agreements with the Distributor; directors, officers and fulltime employees of banks that are party to agency agreements with the Distributor; and all such persons' immediate relatives, and their beneficial accounts. In addition, the American Psychiatric Association (the "APA Group") has entered into an agreement with the Distributor which allows its members to purchase Class A shares at a sales load equal to two-thirds of the percentages in the above table. The Dealer Concession will also be adjusted in a like manner. Members of the APA Group are also eligible to purchase Class A shares at net asset value in amounts equal to the value of shares redeemed from other mutual funds which were purchased under reduced sales load programs available to their organization. Class A shares may also be purchased without sales loads by investors who participate in certain broker-dealer wrap fee investment programs.

              Class A shares also may be purchased without a sales load if (1) within 90 days of the purchase of Class A shares the purchaser redeemed Class A shares of one or more mutual funds for which a retail broker-dealer (other than the Distributor) or its affiliate was principal underwriter (proprietary funds), provided that the purchaser either paid a front end sales load (or CDSL), or held shares of those funds for the period required not to pay the otherwise applicable CDSL, and (2) the total value of Class A shares of all Heritage Mutual Funds purchased under this sales load waiver does not exceed the amount of the purchaser's redemption proceeds from the proprietary funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their investment executives for more information.

              Class A shares also may be purchased at net asset value by trust companies and bank trust departments for funds over which they exercise exclusive discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase.
     Currently, the minimum purchase required is $1,000,000 which may be invested over a period of 13 months. The minimum may be changed from time to time by the Distributor. The minimum may be aggregated between the Portfolio and Class A shares of any other Heritage Mutual Funds that would be subject to a sales load. Cities, counties, states or instrumentalities, and their departments, authorities or agencies are able to purchase Class A shares of the Portfolio at net asset value as long as certain conditions are met.

     Combined Purchase Privilege (Right of Accumulation)

              You may qualify for the sales load reductions indicated in the above sales load schedule by combining purchases of Class A shares of the Portfolio into a single "purchase" if the resulting "purchase" totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases which, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse, and their children under the age of 21 years, purchasing Class A shares of the Portfolio for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A shares for a single trust, estate, or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. A "purchase" may also include Class A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales load. To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

     Statement of Intention

              You also may obtain the reduced sales loads shown under "What Class A Shares Will Cost" by means of a written Statement of Intention, which expresses your intention to invest not less than $25,000 within a period of 13 months in Class A shares of the Portfolio or any other Heritage Mutual Fund subject to a sales load.

              Investors qualifying for the Combined Purchase Privilege described above may purchase Class A shares of the Heritage Mutual Funds under a single Statement of Intention. For example, if, at the time an investor signs a Statement of Intention to invest at least $25,000 in Class A shares of the Portfolio, the investor and the investor's spouse each purchase Class A shares of the Portfolio worth $5,000 (for a total of $10,000), then it will only be necessary to invest a total of $15,000 during the following 13 months in Class A shares of the Portfolio or any other Heritage Mutual Fund subject to a sales load to qualify for the reduced sales loads on the total amount being invested.

              The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Portfolio should complete the appropriate portion of the Account Application, while current Portfolio shareholders desiring to do so can obtain a Statement of Intention form by contacting the Manager or the Distributor at the address or telephone number listed on the cover of this Prospectus, or from their Representative.

     Reinstatement Privilege

              A shareholder who has redeemed any or all of his Class A shares of the Portfolio may reinvest all or any portion of the redemption proceeds in Class A shares of the Portfolio at net asset value without any sales load, provided that such reinvestment is made within 90 calendar days after the redemption date. A shareholder who has redeemed any of all of his Class C shares of the Portfolio and has paid a CDSL on those shares or has held those shares long enough so that the CDSL no longer applies, may reinvest all or any portion of the redemption proceeds in Class C shares of the Portfolio at net asset value without paying a CDSL on future redemptions of those shares, provided that such reinvestment is made within 90 calendar days after the redemption date. A reinstatement pursuant to this privilege will not cancel the redemption transaction; therefore, (1) any gain realized on the transaction will be recognized for Federal tax purposes, while (2) any loss so realized will not be recognized to the extent that the proceeds are reinvested in shares of the Portfolio. See "Taxes." The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limitation in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Portfolio to his defined contribution plan, IRA or SEP. Investors must notify the Portfolio when they intend to exercise the reinstatment privilege.

              For more information on "What Class A Shares Will Cost" and a further explanation of instances in which the sales load will be waived or reduced, see "Investing in the Portfolio" in the SAI.

     What Class C Shares Will Cost
     __________________________________________________________________________
     __________________________________________________________________________

              A CDSL of 1% is imposed on Class C shares if, within one year of purchase, you redeem an amount that causes the current value of your account to fall below the total dollar amount of Class C shares purchased subject to the CDSL. The CDSL will not be imposed on the redemption of Class C shares acquired as dividends or other distributions, or on any increase in the net asset value of the redeemed Class C shares above the original purchase price. Thus, the CDSL will be imposed on the lower of net asset value or purchase price.

              Redemptions will be processed in a manner intended to minimize the amount of redemption that will be subject to the CDSL. When calculating the CDSL, it will be assumed that the redemption is made first of Class C shares acquired as dividends, second of Class C shares that have been held for over one year, and finally of Class C shares held for less than one year on a first-in first-out basis.

              For example, assume you purchase 100 Class C shares at $10 per share (for a total cost of $1,000) and, during the year you purchase such shares, the net asset value increases to $12 per share and you acquire 10 additional shares as dividends. If you redeem 50 shares (or $600) within the first year of purchase, 10 shares would not be subject to the CDSL because redemptions are made first of shares acquired as dividends. With respect to the remaining shares, the CDSL is applied only to the original cost of $10 per share and not to the higher net asset value of $12 per share. Therefore, only 40 of the 50 shares (or $400) being redeemed would be subject to a CDSL at a rate of 1%.

              Waiver  of  the  Contingent  Deferred Sales  Load.    The CDSL  is
     currently waived for (1) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Code from a qualified retirement plan, including a Keogh or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by the Portfolio of Class C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSL described in sections (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians certificates.

              For more information about Class C shares, see "Reinstatement Privilege" and "Exchange Privilege."

     How to Redeem Shares
     __________________________________________________________________________
     __________________________________________________________________________

              Redemption of Portfolio shares can be made by:

              Contacting   Your  Representative.     Your   Representative  will
     transmit an order to the Portfolio for redemption and may charge you a fee for this service.

              Telephone Request. You may redeem shares by placing a telephone request to the Portfolio (800-421-4184) prior to the close of regular trading on the Exchange. Shareholders who do not wish to have telephone exchange/redemption privileges should so elect by completing the appropriate section of the Account Application. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions that they reasonably believe are authentic. These parties will employ reasonable procedures to confirm that telephone instructions are authentic. To the extent that the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions. For more information on those procedures, see "Redeeming Shares -- Telephone Transactions" in the SAI. You may elect to have the funds wired to the bank account specified on the Account Application.
     Funds will normally be sent the next business day, and the shareholder will be charged a wire fee by the Manager (currently $5.00). For redemptions of less than $25,000, you may request that the check be mailed to your address of record, providing that such address has not been changed in the past 60 days. For your protection, all other redemption checks will be transferred to the bank account specified on the Account Application.

              Written Request. Portfolio shares may be redeemed by sending a written request for redemption to "Heritage Income Trust-Diversified Portfolio, c/o Shareholder Services, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, Florida 33733." Signature guarantees will be required on the following types of requests: redemptions from any account which has had an address change in the past 60 days, redemptions greater than $25,000, redemptions that are sent to an address other than the address of record and exchanges or transfers to other Heritage accounts with different titles. The Manager will transmit an order to the Portfolio for redemption.

              Systematic Withdrawal Plan. Withdrawal plans are available that provide for regular periodic withdrawals of $50 or more on a monthly, quarterly, semiannual or annual basis. Under these plans, sufficient shares of the Portfolio are redeemed to provide the amount of the periodic withdrawal payment.

              The  purchase  of  Class  A  shares  while  participating  in  the
     Systematic Withdrawal Plan ordinarily will be disadvantageous to you because you will be paying a sales load on the purchase of those shares at the same time that you are redeeming Class A shares upon which you may already have paid a sales load. Therefore, the Portfolio will not knowingly permit the purchase of Class A shares through an Automatic Investment Plan if you are at the same time making systematic withdrawals of Class A shares. The Manager reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

              Please contact the Manager or your Representative for further information or see "Redeeming Shares" in the SAI.

     Receiving Payment
     __________________________________________________________________________
     __________________________________________________________________________

              If a request for redemption is received by the Portfolio in good order (as described below) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at the close of regular trading on the Exchange on that day, less any applicable CDSL for Class C shares. Requests for redemption received by the Portfolio after the close of regular trading on the Exchange will be executed at the net asset value determined at the close of regular trading on the Exchange on the next trading day, less any applicable CDSL for Class C shares.

              Payment for shares redeemed by the Portfolio normally will be made on the business day after the redemption was made. If the shares to be redeemed recently have been purchased by personal check, the Portfolio may delay mailing a redemption check until the purchase check has cleared, which may take up to seven days. This delay can be avoided by wiring funds for purchases. The proceeds of a redemption may be more or less than the original cost of Portfolio shares.

              A redemption request will be considered to be received in "good order" if:

     . the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

     . any written request is signed by the shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

     . any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

     . the signatures on any written redemption request of $25,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank which is insured by the Federal Deposit Insurance Corporation, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions which are deemed acceptable by the Manager, as transfer agent, under its current signature guarantee program.

              The Portfolio has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension a shareholder may either withdraw his request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted. If a redemption check remains outstanding after six months, the Manager reserves the right to redeposit those funds into the shareholder's account. For more information on "Receiving Payment," see "Redeeming Shares -- Receiving Payment" in the SAI.

     Exchange Privilege
     __________________________________________________________________________
     __________________________________________________________________________

              If you have held Class A or Class C shares for at least 30 days, you may exchange those shares for shares of the same class of any other open-end Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Heritage Mutual Fund whose shares are being acquired. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Heritage Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally seven calendar days following the purchase date. Exchanges of shares of Heritage Mutual Funds will generally result in the realization of a taxable gain or loss for Federal income tax purposes.

              For purposes of calculating the commencement of the one-year CDSL holding period for shares exchanged from the Fund to the Class C shares of any other Fund, except Heritage Cash Trust Money Market Fund, the original purchase date of those shares exchanged will be used. Any time period that the exchanged shares were held in the Heritage Cash Trust Money Market Fund will not be included in this calculation.

              If you exchange Class A or Class C shares for corresponding shares of Heritage Cash Trust -- Money Market Fund, you may, at any time thereafter, exchange such shares for the corresponding class of shares of any other Heritage Mutual Fund. Because the Money Market Fund is a no-load mutual fund, if you exchange shares of that fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. In addition, if you exchange Class C shares of the Portfolio for corresponding shares of the Money Market Fund, the period during which an investment is held in shares of the Money Market Fund will not count for purposes of calculating the one-year CDSL holding period for such shares. As a result, if you redeem Class C shares of the Money Market Fund before the expiration of the one-year CDSL holding period, you will be subject to the applicable CDSL. Class A shares of the Portfolio may be exchanged for Class A shares of the Heritage Cash Trust -- Municipal Money Market Fund, which is the only class of shares offered by that fund. Because the Municipal Money Market Fund is a no-load fund, if you exchange shares of that fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you will also be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. Class C shares are not eligible for exchange into the Municipal Money Market Fund.

              Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "Telephone Redemption Requests to the Portfolio."

              Telephone  exchanges can  be effected  by calling  the Manager  at
     (800) 421-4184, or by calling your Representative. In the event that you or your Representative are unable to reach the Manager by telephone, an exchange can be effected by sending a telegram to Heritage Asset Management, Inc., attention: Shareholder Services. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

              The exchange privilege is available only in states where shares of the Heritage Mutual Fund being acquired may be legally sold. Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice. For further information on this exchange privilege, contact the Manager or your Representative and see "Exchange Privilege" in the SAI.

                             MANAGEMENT OF THE PORTFOLIO

     Board of Trustees

              The business and affairs of the Portfolio are managed by or under the direction of the Trust's Boards of Trustees. The Trustees are
     responsible for managing the Portfolio's business affairs and for exercising all the Portfolio's powers except those reserved to the shareholders. A Trustee may be removed by a two-thirds vote of the outstanding Portfolio shares.

     Investment Adviser, Fund Accountant, Administrator and Transfer Agent

              Heritage Asset Management, Inc. is the Portfolio's investment adviser, fund accountant, administrator and transfer agent. The Manager is responsible for reviewing and establishing investment policies for the Portfolio as well as administering the Portfolio's noninvestment affairs. The Manager is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. The Manager manages, supervises and conducts the business and administrative affairs of the Portfolio and the other Heritage mutual funds. Investment decisions for the Portfolio (except with respect to assets invested in the High Yield Sector) are also made by the Manager. The annual investment advisory and administration fee paid monthly by the Portfolio to the Manager is based on the Portfolio's average daily net assets as shown on the chart below. The Portfolio pays the Manager directly for Fund Accounting and Transfer Agent Services.

                                                    Advisory Fee as a % of
                                                       Average Daily Net
      Average Daily Net Assets                              Assets
      ------------------------                              ------

      First $100 million                                     0.60%
      Over $100 million                                      0.50%

              The advisory fee may be reduced pursuant to regulations in various states where Portfolio shares are qualified for sale which impose limitations on the annual expense ratio of the Portfolio. The Manager reserves the right to discontinue any voluntary waiver of its fees or reimbursement to the Portfolio in the future. The Manager may recover advisory fees waived in the two previous years if the recovery does not cause the Portfolio to exceed applicable expense limitations. It currently is not anticipated that the Manager will recover these fees.

     Subadviser

              The Manager has entered into an agreement with Eagle Asset Management, Inc. to provide investment advice and portfolio management services, including placement of brokerage orders, on behalf of the High Yield Sector for a fee payable by the Manager equal to 25% of the fees payable to the Manager by the Portfolio without regard to any reduction in fees actually paid to the Manager as a result of state expense limitations. The Subadviser is a wholly owned subsidiary of Raymond James Financial, Inc. The Subadviser acts as adviser to Heritage Series Trust -- Eagle International Equity Portfolio. The Subadviser also acts as subadviser to Heritage Series Trust-Value Equity Fund, Heritage Capital Appreciation Trust (although no assets currently are allocated to the
     Subadviser) and Heritage Income-Growth Trust and advises private investment accounts with net assets totalling approximately $1.5 billion as of January 1, 1995. The Subadviser may use the Distributor as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best price and execution. See "Brokerage Practices" in the SAI.

     Portfolio Management

              H. Peter Wallace serves as portfolio manager of the Government Sector and David M. Blount serves as portfolio manager of the High Yield Sector of the Portfolio. Messrs. Wallace and Blount are responsible for the day-to-day management of their respective sectors of the Portfolio's investment portfolio subject to the general oversight of the Manager and the Trust's Board of Trustees. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments of the Manager since January 1993 and the portfolio manager of the Portfolio since April 1994. Prior to 1993, Mr. Wallace was a Vice President of Mortgage Products at Donaldson, Lufkin and Jenrette from 1990 to 1992 and from 1986 to 1990 he was a Senior Vice President and Director of Mortgage Research at Shearson Lehman Brothers. Mr. Wallace is a Chartered Financial Analyst. Mr. Blount has been a Vice President of the Subadviser and portfolio manager of the High Yield Sector since September 1993. Mr. Blount was a Senior Associate Investment Analyst in the high yield bond research and portfolio management area of Allstate Life Insurance Company from 1991 to 1993, and prior thereto was a Vice President of American Savings and Loan.

                           SHAREHOLDER AND ACCOUNT POLICIES

     Dividends and Other Distributions
     __________________________________________________________________________
     __________________________________________________________________________

              Dividends from net investment income are declared and paid monthly. The Portfolio distributes to shareholders substantially all net realized capital gains on portfolio securities after the end of the year in which the gains are realized. Dividends and other distributions on shares held in retirement plans and by shareholders maintaining a Systematic Withdrawal Plan generally are declared and paid in additional Portfolio shares. Other shareholders may elect to:

     . receive both dividends and capital gain distributions in additional Portfolio shares;

     . receive dividends in cash and capital gain distributions in additional Portfolio shares;

     .  receive both dividends and capital gain distributions in cash; or

     . receive both dividends and capital gains distributions for investment into another Heritage mutual fund.

              If you select none of the options, the first option will apply. In any case where you receive a dividend or a capital gain distribution in shares, your account will be credited with additional shares valued at the net asset value of the shares determined at the close of the day following the record date for the dividend or capital gain distribution. Distribution options can be changed at any time by notifying the Manager in writing.

              Dividends paid by the Portfolio with respect to its Class A and Class C shares are calculated in the same manner and at the same time and will be in the same amount relative to the aggregate net asset value of the shares in each class, except that dividends on Class C shares may be lower than dividends on Class A shares primarily as a result of the higher distribution fee applicable to Class C shares.

     Distribution Plans
     __________________________________________________________________________
     __________________________________________________________________________

              As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A accounts, the Portfolio may pay the Distributor a service fee of up to 0.25% and a distribution fee of up to 0.10% of the Portfolio's average daily net assets attributable to Class A shares. The Portfolio may pay the Distributor a fee of 0.25% on Class A shares purchased after March 31, 1995. This fee represents compensation for maintenance of Class A accounts. This fee is computed daily and paid monthly.

              As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C accounts, the Portfolio pays the Distributor a service fee of 0.25% and a distribution fee of 0.55% of the Portfolio's average daily net assets attributable to Class C shares. This fee is computed daily and paid monthly.

              The above-referenced fees paid to the Distributor are made under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act. These Plans authorize the Distributor to spend such fees on any activities or expenses intended to result in the sale of Class A and Class C shares, including, but not limited to, compensation (in addition to the sales load) paid to registered representatives of the Distributor and to participating dealers which have entered into sales agreements with the Distributor; advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts; expenses of organizing and conducting sales seminars; printing of prospectuses, statements of additional information and reports for other than existing shareholders; and preparation and distribution of advertising material, sales literature and other sales promotion expenses. The Distributor has entered into dealer agreements with participating dealers who will also distribute shares of the Portfolio.

              If the Plan is terminated, the obligation of the Portfolio to make payments to the Distributor pursuant to the Plan will cease and the Portfolio will not be required to make any payments past the date the Plan terminates.

     Taxes
     __________________________________________________________________________
     __________________________________________________________________________

              The Portfolio is treated as a separate corporation for Federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. In each taxable year that the Portfolio does so, it (but not its shareholders) will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. Dividends from the Portfolio's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of the Portfolio's earnings and profits, whether received in cash or in additional Portfolio shares. Distributions of the Portfolio's realized net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional Portfolio shares and regardless of the length of time the shares have been held. No substantial portion of the dividends paid by the Portfolio is expected to be eligible for the dividends-received deduction allowed to corporations.

              Dividends and other distributions declared by the Portfolio in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if they are paid by the Portfolio during the following January. Shareholders receive Federal tax information regarding dividends and other distributions after the end of each year. The Portfolio is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Portfolio with a correct taxpayer identification number. Withholding at that rate from dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding.

              The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolio and its shareholders. See the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor; for example, a portion of the dividends paid by the Portfolio represents income received on direct obligations of the U.S. Government and accordingly is not subject to income taxation in most states and localities. You are therefore urged to consult your tax adviser.

     Shareholder Information
     __________________________________________________________________________
     __________________________________________________________________________

              Each share of the Portfolio gives the shareholder one vote in matters submitted to shareholders for a vote. Class A and Class C shares of the Portfolio have equal voting rights, except that, in matters affecting only a particular class, only shares of that class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Portfolio's operation and for the election of trustees under certain circumstances. Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

                                       APPENDIX

                        DESCRIPTION OF CORPORATE BOND RATINGS

                           STANDARD & POOR'S RATINGS GROUP

              The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

              The ratings are based, in varying degrees, on the following considerations:

                      1. Likelihood  of default-capacity and willingness  of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                      2. Nature of and provisions of the obligation;

                      3. Protection afforded  by, and relative position  of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

              AAA -- Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

              AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

              A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

              BB, B, CCC -- Debt rated "BB," "B" and "CCC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these


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     are outweighed by larger uncertainties  or major risk exposures  to adverse conditions.

              BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

              B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

              CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

              Plus  (+) or Minus  (-):   The ratings from  "AA" to  "CCC" may be
     modified by the addition of a plus or minus sign to show relative standing within the major categories.

              NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     MOODY'S INVESTORS SERVICE, INC.

              Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat greater than in Aaa securities.

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              A --  Bonds which are  rated A possess  many favorable  investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

              Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments amy be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

              B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

              Caa -- Bonds which are rated Caa are of poor standing. Such issues maybe in default or there may be present elements of danger with respect to principal or interest.

              Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bonding rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

              No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.










                                         A-38
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      Heritage Income Trust
      Diversified Portfolio                              -----------------
      P.O. Box 33022
      St. Petersburg, FL 33733

      ---------------------------------------            Bulk Rate
                                                         U.S. Postage
      Address Change Requested                           PAID
                                                         Modern Mailing
      Prospectus                                         -----------------

      Investment Advisor/
      Shareholder Servicing Agent
      Heritage Asset Management, Inc.
      P.O. Box 33022
      St. Petersburg, FL 33733

      (800) 421-4184
      Distributor
      Raymond James & Associates, Inc.
      P.O. Box 12749
      St. Petersburg, FL 33733

      (813) 573-3800
      Legal Counsel
      Kirkpatrick & Lockhart
      Independent Accountants
      Coopers & Lybrand L.L.P.

      10M 2/95 HAM036






















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                       (HERITAGE LOGO)



                    Diversified Portfolio



                         Prospectus



                          April 3, 1995








































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